Warrant Liability (Tables)	6 Months Ended
Jun. 30, 2022
Warrant Liability [Abstract]
Schedule of Fair Value of Warrants
The fair value of the November 2020 warrants on the various dates discussed above was calculated using a Black-Scholes option pricing model in a Monte Carlo simulation in order to evaluate the downward adjustment mechanism to the exercise price. The assumptions used at the different valuation dates are provided in the table below:

	June 30, 2022	December 31, 2021
Underlying common share fair value (in USD)	$0.51	$1.09
Remaining life until expiry	3.3	3.8
Volatility	55.0%	56.0%
Risk-free interest rate	3.05%	1.13%
Expected dividend rate	—	—
Fair value of a warrant calculated using a Black-Sholes pricing model (in USD)	$0.01	$0.08
Fair value of exercise price adjustment mechanism (in USD)	$0.05	$0.16
Illiquidity discount	24.0%	28.0%
Fair value of a warrant (in USD)	$0.04	$0.18
Fair value of a warrant (in CAD)	$1.03	$0.22